DELAWARE(SM)
INVESTMENTS
------------

2000 Semi-Annual Shareholder Report
-----------------------------------
Delaware Diversified Value Fund


July 18, 2000

Dear Shareholder:

Recap of Events - Over the past six months, record volatility dominated the U.S. financial markets. As we started our fiscal period on December 1, 1999, market performance was momentum-driven, with technology stocks providing the bulk of performance. Technology stock euphoria pushed the Nasdaq Composite Index to a string of record high closes. The Index rose above 5000 for the first time in early March, 2000. Meanwhile, stocks in most other market sectors floundered as a result of the technology craze.

On March 10, 2000, just after crossing a new milestone, the Nasdaq peaked. With technology stocks hitting lofty price levels, it seems investors finally began to question the extreme valuations and earnings outlook for the sector. They also began to see the attractiveness of many non-technology companies that have improving earnings fundamentals and low valuations. This shift in investor psychology led to a broadening of market leadership that put value investing - the investment style followed by Delaware Diversified Value Fund - back in the spotlight.

The market remained volatile for the rest of our fiscal period. As of May 31, 2000, the halfway point in our fiscal year, the Nasdaq was down 32% from its March 10th record. Investor uncertainty about the direction of interest rates contributed to the already volatile investing climate. The Federal Reserve Board has raised interest rates six times since June, 1999 in an effort to slow U.S. economic growth and cool down the financial markets. The 0.50% rate hike on May 16th (the latest as of this writing) boosted the federal funds rate to 6.5%, its highest level since January, 1991.

Delaware Diversified Value Fund, which seeks capital appreciation with current income as a secondary objective, provided a 1.82% return (Class A shares with distributions reinvested) for the six-month period ended May 31, 2000, outpacing its benchmark, the Russell 1000 Value Index, which returned +0.84% for the same period. (Source: Lipper Analytical Services, Inc.).



(3398)
SA-456 [5/00] 7100                                                         J6156

This Fund has a strong value approach - focusing on stocks that the management team believes are undervalued in price and will eventually be recognized by the market. As they did for most of 1999, value investments took a back seat to more expensive growth investments from December 1999 through mid-March, 2000. The broadening of the market in April and May helped our Fund's performance.

The Fund's largest holdings are in the banking & finance and the energy sectors. Our focus on large banks and financial services companies, such as Fleet Boston Financial Bank, has benefited the Fund. Many financial services stocks held up relatively well during the recent market downturn. We have been able to find value in companies whose stocks are currently providing attractive yields.

We are tapping into the energy area in several ways. We have invested in two companies that are participating in the utility industry's deregulation, which is in its fairly early stages. Enron and Dynegy both have the ability to trade energy as a commodity. This began several years ago with the deregulation of the natural gas industry. They're applying the same skill sets to trading units of electricity. More recently, they've directed their attention to the trading of bandwidth, which is the carrying capacity of high-speed multi-purpose telecommunications lines. This is in its early stages of development, but has tremendous growth potential.

In addition, many of the large energy companies, such as Exxon Mobil, have performed admirably because of a favorable energy backdrop. The substantial increase in energy prices over the past several months has been beneficial for the operations of many energy companies. As big oil companies do better, they are able to spend more money to find new oil and new energy sources. We expect this trend to continue for several years.

The Fund's performance was hindered by holdings in the telecommunications and electronics & electrical equipment sectors. The Fund holds a higher percentage of AT&T than our benchmark. The value of AT&T stock dropped significantly during our fiscal period as a result of the slowing growth rate for long-distance telephone service and concern over the integration of TCI cable television operations into AT&T. Motorola, which develops and manufactures electronic communication equipment, experienced a decline in value largely due to slowing handset sales, which dragged on the Fund's performance.

The Fund's performance was bolstered, however, by our holding in Micron Technology, a semi-conductor company that increased significantly in value during the period. We took the opportunity to sell a portion of our holdings in Micron Technology at a profit.

Market Outlook - While we are currently seeing a good deal of volatility in the market, we believe Delaware Diversified Value Fund is well positioned to benefit from a broadening of the market, especially if investors renew their appreciation of earnings and valuations as the keys to stock appreciation. We thank you for your continued confidence in Delaware Investments.

Sincerely,



/s/ Wayne A. Stork

Wayne A. Stork
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds

This semi-annual report is for the information of Delaware Diversified Value Fund shareholders. The current prospectus for the Fund sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. Summary investment results are documented in the Fund's current Statement of Additional Information.

Delaware Diversified Value Fund
Fund Objective

The Fund seeks to provide capital appreciation with current income as a secondary objective.

Total Fund Assets

$15.30 million

Number of Holdings

155

Your Fund Manager

J. Paul Dokas joined Delaware in 1997. He was previously Director of Trust Investment Management at Bell Atlantic Corporation. He earned a bachelor's degree at Loyola College in Baltimore and an MBA at the University of Maryland. He is a Chartered Financial Analyst.

Nasdaq Symbols

Class A         DDVAX
Institutional   DDVIX


Fund Performance Summary

Average Annual Total Returns
For Period Ended May 31, 2000

                                        Six Months           Lifetime
Delaware Diversified Value Fund
Class A (Est. 9/15/98)
   Including Sales Charge               -4.02%               +16.13%
   Excluding Sales Charge               +1.82%               +16.13%
Institutional Class (Est. 9/15/98)      +1.82%               +16.13%
Russell 1000 Value Index                +0.84%               +14.67%
Lipper Multi-Cap Value Fund Average     +4.47% (504 funds)   +14.68% (432 funds)

Returns reflect reinvestment of distributions. Returns and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. No sales charge or 12b-1 fees were imposed on Class A shares for the periods shown and no Class B or C shares were offered. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper category represents the average returns of multi-cap value funds tracked by Lipper Analytical (Source: Lipper Analytical Services, Inc.). It is not possible to invest in an index. Past performance does not guarantee future results. This information is for shareholder use only.

DELAWARE DIVERSIFIED VALUE FUND
STATEMENT OF NET ASSETS
MAY 31, 2000
(Unaudited)

                                                       Number           Market
                                                     of Shares           Value
                                                     ---------        ---------
Common Stock - 99.80%
Aerospace & Defense - 2.19%
Boeing                                                 3,100          $ 121,094
General Dynamics                                       1,100             64,969
Lockheed Martin                                        1,500             36,750
Northrop                                                 600             45,975
United Technologies                                    1,100             66,481
                                                                     ----------
                                                                        335,269
                                                                     ----------

Automobiles & Automotive Parts - 1.96%
Ford Motor                                             3,400            165,113
General Motors                                         1,900            134,188
                                                                     ----------
                                                                        299,301
                                                                     ----------

Banking & Finance - 22.18%
American Express                                       2,300            123,769
Bank of America                                        5,500            305,594
Bank of New York                                       1,700             79,794
Bank One                                               4,000            132,250
Chase Manhattan                                        3,500            261,406
Citigroup                                             10,350            643,641
Countrywide Credit                                     1,800             55,350
Federal Home Loan                                      4,000            178,000
Firstar                                                2,800             71,575
First Union                                            3,900            137,231
Fleet Boston Financial Bank                            3,900            147,469
Goldman Sachs Group                                      400             29,425
Hartford Financial Services                            1,000             59,125
Mellon Financial                                       1,600             61,700
Merrill Lynch & Company                                1,700            167,663
Morgan (J.P.)                                          1,000            128,750
Morgan Stanley Dean Witter                             3,900            280,556
Nationwide Financial Services                          1,100             31,213
PNC Financial Group                                    1,700             85,638
State Street Bank                                        700             78,050
Suntrust Banks                                         1,000             59,750
Wachovia                                               1,100             76,038
Wells Fargo                                            4,400            199,100
                                                                     ----------
                                                                      3,393,087
                                                                     ----------

Building Materials - 0.59%
Masco                                                  1,700             33,469
Whirlpool                                              1,000             56,688
                                                                     ----------
                                                                         90,157
                                                                     ----------

DELAWARE DIVERSIFIED VALUE FUND
STATEMENT OF NET ASSETS (Continued)

                                                        Number           Market
                                                      of Shares           Value
                                                      ---------        ---------
 Cable, Media & Publishing - 5.90%
*Adelphia Communications - Class A                      1,300           $ 55,088
*AMFM                                                   1,100             74,525
*AT&T - Liberty Media - Class A                         4,400            194,975
*Chris-Craft Industries                                 1,121             68,246
*Echostar Communications - Class A                      1,000             39,938
 Gannett                                                  600             38,850
 New York Times                                         1,100             42,213
*Viacom - Class B                                       2,600            161,200
 Walt Disney                                            5,400            227,813
                                                                      ----------
                                                                         902,848
                                                                      ----------

 Chemicals - 2.76%
 Dow Chemical                                           1,300            139,181
 DuPont (E.I.) de Nemours                               3,900            191,100
 PPG Industries                                         1,000             49,563
 Praxair                                                1,000             42,000
                                                                      ----------
                                                                         421,844
                                                                      ----------

 Computers & Technology - 2.97%
*3Com                                                   1,600             66,900
*Apple Computer                                           700             58,800
 Compaq Computer                                        1,700             44,625
 First Data                                             1,700             95,306
 Hewlett-Packard                                          800             96,100
*Seagate Technology                                     1,600             92,800
                                                                      ----------
                                                                         454,531
                                                                      ----------

 Consumer Products - 1.84%
 Kimberly-Clark                                         1,100             66,550
 Minnesota Mining & Manufacturing                       1,900            162,925
 Procter & Gamble                                         800             53,200
                                                                      ----------
                                                                         282,675
                                                                      ----------

 Electronics & Electrical Equipment - 5.63%
*Advanced Micro Devices                                   800             65,150
 AVX                                                      800             45,850
 Eaton                                                    800             58,050
 Emerson Electric                                       1,600             94,400
*General Motors - Class H                                 800             78,750
 Honeywell International                                2,100            114,844
*LSI Logic                                              1,200             63,225
*Micron Technology                                      1,200             83,925
 Motorola                                               1,900            178,125
*SDL                                                      200             45,313
*Teradyne                                                 400             34,400
                                                                      ----------
                                                                         862,032
                                                                      ----------

 DELAWARE DIVERSIFIED VALUE FUND
 STATEMENT OF NET ASSETS (Continued)
                                                        Number           Market
                                                      of Shares           Value
                                                      ---------        ---------
 Energy - 13.23%
 Baker Hughes                                           1,000           $ 36,250
*BJ Services                                              800             57,300
 Chevron                                                2,300            212,606
 Coastal                                                1,300             79,788
 Conoco                                                 1,700             45,475
*Cooper Cameron                                           400             27,900
 Dynegy                                                 1,000             77,125
 Enron                                                  2,000            145,750
 Exxon Mobil                                           10,300            858,119
 Halliburton                                            1,100             56,100
 Kerr-McGee                                             1,100             65,656
 Phillips Petroleum                                       800             45,800
*Smith International                                      400             31,625
 Texaco                                                 2,100            120,619
 Ultramar Diamond Shamrock                              1,700             44,094
 Union Pacific Resources                                2,300             54,481
 Unocal                                                 1,700             65,344
                                                                      ----------
                                                                       2,024,032
                                                                      ----------

 Food, Beverage & Tobacco - 4.03%
 Anheuser Busch                                         1,600            124,000
 Bestfoods                                                700             45,150
 Campbell Soup                                          1,100             34,100
 ConAgra                                                2,100             48,431
 General Mills                                          1,100             43,656
 Heinz (H.J.)                                           1,100             43,106
 McDonald's                                             1,100             39,394
 Nabisco Group Holdings                                 3,100             67,619
 Philip Morris                                          3,400             88,825
 Quaker Oats                                              700             51,494
 Ralston-Purina Group                                   1,700             31,556
                                                                      ----------
                                                                         617,331
                                                                      ----------

 Healthcare & Pharmaceuticals - 3.03%
 Abbott Laboratories                                    1,700             69,169
 American Home Products                                 1,500             80,813
 Bristol-Myers Squibb                                     900             49,556
 Johnson & Johnson                                        500             44,750
 Merck & Company                                        1,000             74,625
 Pharmacia                                              2,790            144,906
                                                                      ----------
                                                                         463,819
                                                                      ----------

 Industrial Machinery - 1.26%
 Caterpillar                                            1,600             61,200
 Deere & Company                                        1,300             54,031
 Ingersoll-Rand                                         1,700             77,456
                                                                      ----------
                                                                         192,687
                                                                      ----------

DELAWARE DIVERSIFIED VALUE FUND
STATEMENT OF NET ASSETS (Continued)
                                                        Number           Market
                                                      of Shares           Value
                                                      ---------        ---------
 Insurance - 7.38%
 Aetna                                                  1,000           $ 66,750
 AFLAC                                                    800             41,350
 Allstate                                               3,400             90,100
 American General                                       1,100             70,469
 American International Group                           3,450            388,341
 Chubb                                                    800             56,000
 Cigna                                                    400             35,525
 Jefferson-Pilot                                        1,100             75,488
 Marsh & McLennan                                       1,000            110,063
*Metropolitan Life Insurance                            2,500             51,250
 St. Paul                                               1,200             45,000
 Torchmark                                              1,700             46,219
 UnitedHealth Group                                       700             52,194
                                                                      ----------
                                                                       1,128,749
                                                                      ----------

 Metals & Mining - 1.19%
 Alcoa                                                  2,060            120,381
 Barrick Gold                                           3,400             61,413
                                                                      ----------
                                                                         181,794
                                                                      ----------

 Paper & Forest Products - 0.97%
 Georgia-Pacific                                        1,700             55,675
 International Paper                                    1,100             38,294
 Weyerhaeuser                                           1,100             54,588
                                                                      ----------
                                                                         148,557
                                                                      ----------

 Real Estate - 1.38%
 AMB Property                                           2,700             60,750
 Equity Office Properties Trust                         2,800             74,375
 Equity Residential Properties                          1,700             75,863
                                                                      ----------
                                                                         210,988
                                                                      ----------

 Retail - 2.03%
 Albertson's                                            1,700             62,263
*Federated Department Stores                            1,700             65,450
 Limited                                                2,200             53,075
 May Department Stores                                  1,600             48,100
 Sears, Roebuck                                         2,200             81,263
                                                                      ----------
                                                                         310,151
                                                                      ----------

 Telecommunications - 12.91%
 Alltel                                                 1,300             85,069
 AT&T                                                  11,800            409,313
 BellSouth                                              4,600            214,763
*Crown Castle                                           2,500             65,469
 GTE                                                    5,800            366,850
 SBC Communications                                     8,552            373,616
*Sprint                                                 1,700            102,850
 Sprint PCS                                             2,100            116,550
 Telephone & Data Systems                                 700             74,200
*Voicestream Wireless                                     400             45,800
*Worldcom                                               2,300             86,538
*Winstar Communications                                 1,200             34,050
                                                                      ----------
                                                                       1,975,068
                                                                      ----------

DELAWARE DIVERSIFIED VALUE FUND
STATEMENT OF NET ASSETS (Continued)

                                                             Number           Market
                                                           of Shares           Value
                                                           ---------        ---------
 Transportation & Shipping - 1.20%
 Delta Air Lines                                             1,100       $     56,581
 UAL                                                         1,400             72,100
 Union Pacific                                               1,300             55,006
                                                                         ------------
                                                                              183,687
                                                                         ------------

 Utilities - 5.14%
 Allegheny Energy                                            1,700             52,594
*Calpine                                                       400             42,375
 Columbia Energy Group                                         600             38,813
 Dominion Resources                                          1,100             50,325
 Duke Energy                                                 2,200            128,150
 Edison International                                        3,100             66,263
 Energy East                                                 3,100             66,263
 FPL Group                                                   1,100             54,450
 PG&E                                                        3,000             77,813
 Public Service Enterprise Group                             2,200             81,950
 Southern                                                    1,900             49,281
 TXU                                                         2,200             78,633
                                                                         ------------
                                                                              786,910
                                                                         ------------

 Total Common Stock (cost $14,928,667)                                     15,265,517
                                                                         ------------

 Total Market Value of Securities - 99.80%
  (cost $14,928,667)                                                       15,265,517
 Receivables and Other Assets, Net of Liabilities - 0.20%                      30,693
                                                                         ------------

 Net Assets Applicable to 1,515,122 Shares
  Outstanding - 100.00%                                                  $ 15,296,210
                                                                         ============

 Net Asset Value - Delaware Diversified Value Fund A Class
  ($22,689/ 2,247 shares)                                                $      10.10
                                                                         ============
 Net Asset Value - Delaware Diversified Value Fund Institutional Class
  ($15,273,521/ 1,512,875 shares)                                        $      10.10
                                                                         ============


 Components of Net Assets at May 31, 2000:
 Shares of beneficial interest (unlimited authorization - no par)        $ 14,875,956
 Undistributed net investment income                                           61,266
 Accumulated net realized gain on investments                                  22,138
 Net unrealized appreciation of investments                                   336,850
                                                                         -------------
 Total net assets                                                        $ 15,296,210
                                                                         ============


--------
* Non-income producing security for the six months ended May 31, 2000.

DELAWARE DIVERSIFIED VALUE FUND
STATEMENT OF NET ASSETS (Continued)


Net Asset Value and Offering Price Per Share -
Delaware Diversified Value Fund
Net asset value A Class (A)                                             $      10.10
Sales charge (5.75% of offering price or 6.14% of the amount
 invested per share) (B)                                                        0.62
                                                                        ------------
Offering price                                                          $      10.72
                                                                        ============

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.


                             See accompanying notes

Delaware Diversified Value Fund
Statement of Operations
Six Months Ended May 31, 2000
(Unaudited)

Investment Income:
Dividends                                                 $  87,894
Interest                                                      7,863    $  95,757
                                                          ---------    ---------







Expenses:
Management fees                                              27,267
Custodian fees                                                1,689
Reports and statements to shareholders                        1,250
Registration fees                                               985
Professional fees                                               887
Accounting and administration                                   630
Trustees' fees                                                  640
Taxes (other than taxes on income)                              395
Dividend disbursing and transfer agent fees and expenses        147
Distribution Expense                                             68
Other                                                           216
                                                          ---------
                                                             34,174

Less expenses absorbed or waived                             (2,919)
Less expenses paid indirectly                                (1,196)      30,059
                                                          ---------

Net Investment Income                                                     65,698
                                                                       ---------

Net Realized and Unrealized gain on Investments:
Net realized gain on investments                                          24,856
Net change in unrealized appreciation/depreciation of
   investments                                                           263,045
                                                                       ---------
Net Realized and Unrealized gain on Investments                          287,901
                                                                       ---------
Net Increase in Net Assets Resulting From Operations                   $ 353,599
                                                                       =========



                             See accompanying notes

Delaware Diversified Value Fund
Statements of Changes in Net Assets

                                                                              Six Months
                                                                                 Ended                  Year
                                                                                5/31/00                 Ended
                                                                              (Unaudited)             11/30/99
                                                                              -----------             --------
Increase in Net Assets from Operations:
Net investment income                                                      $     65,698            $    31,764
Net realized gain on investments                                                 24,856                327,920
Net change in unrealized appreciation/ depreciation of investments              263,045               (152,111)
                                                                           ------------            -----------
Net increase in net assets resulting from operations                            353,599                207,573
                                                                           ------------            -----------
Distributions to Shareholders from:
Net investment income:
   A Class                                                                            -                      -
   Institutional Class                                                          (33,683)                (8,706)

Net realized gain on investments:
   A Class                                                                            -                      -
   Institutional Class                                                         (330,574)               (11,765)
                                                                           ------------            -----------
                                                                               (364,257)               (20,471)
                                                                           ------------            -----------
Capital Share Transactions:
Proceeds from shares sold:
   A Class                                                                       25,002                      -
   Institutional Class                                                       14,677,709              2,691,500

Net asset value of shares issued upon
   reinvestment of distributions from
   net investment income and
   net realized gain on investments:
   A Class                                                                            1                      -
   Institutional Class                                                          364,256                 20,471
                                                                           ------------            -----------
                                                                             15,066,968              2,711,971
                                                                           ------------            -----------
Cost of shares repurchased:
   A Class                                                                       (3,000)                     -
   Institutional Class                                                       (4,900,000)                     -
                                                                           ------------            -----------
                                                                             (4,903,000)                     -
                                                                           ------------            -----------
Increase in net assets derived from capital
   share transactions                                                        10,163,968              2,711,971
                                                                           ------------            -----------

Net Increase in Net Assets                                                   10,153,310              2,899,073

Net Assets:
Beginning of period                                                           5,142,900              2,243,827
                                                                           ------------            -----------
End of period                                                              $ 15,296,210            $ 5,142,900
                                                                           ============            ===========

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                                           Delaware Diversified Value Fund
                                                                                                 Institutional Class
                                                                                  -----------------------------------------------
                                                                                   Six Months
                                                                                     Ended              Year          09/15/98(1)
                                                                                    5/31/00            Ended              to
                                                                                  (Unaudited)         11/30/99         11/30/98
                                                                                  -----------         --------        -----------
Net asset value, beginning of period                                               $ 10.690           $ 9.540          $ 8.500

Income from investment operations:
   Net investment income(2)                                                           0.077             0.129            0.026
   Net realized and unrealized gain on investments                                    0.090             1.108            1.014
                                                                                   --------           -------          -------
   Total from investment operations                                                   0.167             1.237            1.040
                                                                                   --------           -------          -------

Less dividends and distributions:
Dividends from net investment income                                                 (0.070)           (0.037)               -
Distributions from net realized gain on investments                                  (0.687)           (0.050)               -
                                                                                   --------           -------          -------
Total dividends and distributions                                                    (0.757)           (0.087)               -
                                                                                   --------           -------          -------


Net asset value, end of period                                                     $ 10.100          $ 10.690          $ 9.540
                                                                                   ========          ========          =======
Total return(3)                                                                        1.82%            13.05%           12.24%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                                        $ 15,274           $ 5,143          $ 2,244
    Ratio of expenses to average net assets                                            0.75%(4)          0.75%            0.75%
    Ratio of expenses to average net assets prior to expense
     limitation                                                                        0.81%(4)          1.24%            1.24%
    Ratio of net investment income to average net assets                               1.55%(4)          1.25%            1.41%
    Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly                                0.46%(4)          0.76%            0.92%
    Portfolio turnover                                                                  199%(4)           111%              74%

--------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average share outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.
(4) Annualized


                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                                  Delaware Diversified Value Fund
                                                                                              A Class(4)
                                                                                  -------------------------------
                                                                                              Six Months
                                                                                                 Ended
                                                                                                5/31/00
                                                                                              (Unaudited)
                                                                                              -----------
Net asset value, beginning of period                                                           $ 10.690

Income from investment operations:
   Net investment income(1)                                                                       0.077
   Net realized and unrealized gain on investments                                                0.090
                                                                                               --------
   Total from investment operations                                                               0.167
                                                                                               --------

Less dividends and distributions:
Dividends from net investment income                                                             (0.070)
Distributions from net realized gain on investments                                              (0.687)
                                                                                               --------
Total dividends and distributions                                                                (0.757)
                                                                                               --------

Net asset value, end of period                                                                 $ 10.100
                                                                                               ========
Total return(2)                                                                                    1.82%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                                                    $     23
    Ratio of expenses to average net assets                                                        0.75%(3)
    Ratio of expenses to average net assets prior to expense
     limitation                                                                                    1.11%(3)
    Ratio of net investment income to average net assets                                           1.55%(3)
    Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly                                            0.16%(3)
    Portfolio turnover                                                                              199%(3)

--------
(1) The average share outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.
(3) Annualized
(4) Shares of the Delaware Diversified Value Fund A Class was initially offered on September 15, 1998. For the period September 15, 1998 through November 30, 1999, there was no shareholder activity besides the initial seed purchase of 1 share. Financial highlights for this period are not present because the data is not believed to be meaningful.


                             See accompanying notes

Notes to Financial Statements


May 31, 2000 (Unaudited)

Delaware Group Equity Funds II (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Delaware Business Trust and offers five series: the Delaware Decatur Equity Income Fund (formerly known as the Decatur Income Fund), the Delaware Growth and Income Fund (formerly known as the Decatur Total Return Fund), the Delaware Blue Chip Fund, the Delaware Social Awareness Fund and the Delaware Diversified Value Fund. These financial statements and related notes pertain to the Delaware Diversified Value Fund (the "Fund"). The Fund offers four classes of shares. The Delaware Diversified Value Fund A Class carries a maximum front-end sales charge of 5.75%. The Delaware Diversified Value Fund B Class carries a back-end contingent deferred sales charge. The Delaware Diversified Value Fund C Class (known as a level load class) carries a back-end contingent deferred sales charge for one year and the Delaware Diversified Value Fund Institutional Class has no sales charge. As of May 31, 2000, only the A and Institutional Classes have commenced operations.

The objective of the Fund is capital appreciation with current income as a secondary objective.


1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation- All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith or under the direction of the Company's Board of Trustees.

Federal Income Taxes- The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

Class Accounting- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $97 for the six months ended May 31, 2000. In addition, the Fund receives earnings credits from the custodian when positive balances are maintained, which are used to offset custody fees. These credits were $1,099 for the six months ended May 31, 2000. The expenses paid under the above arrangements are included in their respective captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates

In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company ("DMC"), the Investment Manager of the Fund, an annual fee which is calculated at the rate of 0.65% on the first $500 million of average daily net assets, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion. On May 31, 2000, the Fund had a liability for other expenses payable to DMC of $7,700.

DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses, exclusive of taxes, interest, distribution fees, brokerage commissions and extraordinary expenses, exceed 0.75% of average daily net assets of the Fund through July 31, 2000.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. On May 31, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $432.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. The distributor has agreed to waive these 12b-1 fees through July 31, 2000. At May 31, 2000, the Fund had a payable for distribution fees and other expenses payable to DDLP of $18.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments

During the six months ended May 31, 2000, the Fund made purchases of $5,648,600 and sales of $2,916,661 of investment securities other than U.S. government securities and temporary cash investments.

At May 31, 2000, the net unrealized appreciation for federal income tax purposes was $336,850 of which $880,276 related to unrealized appreciation of securities and $543,426 related to unrealized depreciation of securities. At May 31, 2000, the aggregate cost of securities for federal income tax purposes was $14,928,667.

4. Capital Shares

Transactions in capital shares were as follows:

                                                      Six Months
                                                        Ended              Year
                                                       5/31/00            Ended
                                                     (Unaudited)        11/30/99
                                                     -----------        --------

Shares sold:
   A Class                                               2,546                 -
   Institutional Class                               1,494,331           243,796


Shares issued upon reinvestment of dividends from
 net investment income and net realized gain on
 investments:
   A Class                                                   -                 -
   Institutional Class                                  37,360             2,093
                                                     ---------           -------
                                                     1,534,237           245,889
                                                     ---------           -------

Shares repurchased:
   A Class                                                (300)                -
   Institutional Class                                (500,000)                -
                                                     ---------           -------
                                                      (500,300)                -
                                                     ---------           -------

Net Increase                                         1,033,937           245,889
                                                     =========           =======

5. Lines of Credit

The Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $683,500,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Funds' allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding at May 31, 2000, or at any time during the fiscal period.